                                                                    EXHIBIT 10.3



                      SECOND AMENDMENT TO CREDIT AGREEMENT
                      ------------------------------------

         This SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as
                                                          ---------
of March 29, 2002, is entered into among (1) ENTRAVISION COMMUNICATIONS CORPORATION, a Delaware corporation (the "Borrower"), (2) the Lenders party to
                                          --------
the Credit Agreement referred to below, (3) UNION BANK OF CALIFORNIA, N.A., as Arranging Agent for such Lenders (in such capacity, the "Agent"), (4) UNION BANK
                                                         -----
OF CALIFORNIA, N.A., as Co-Lead Arranger and Joint Book Manager, (5) CREDIT SUISSE FIRST BOSTON, as Co-Lead Arranger, Administrative Agent and Joint Book Manager, (6) THE BANK OF NOVA SCOTIA, as Syndication Agent, and (7) FLEET NATIONAL BANK, as Documentation Agent.

                                    RECITALS
                                    --------

     A. The Borrower, the Lenders and the Agent previously entered into that certain Credit Agreement dated as of September 26, 2000 as amended by a First Amendment to Credit Agreement dated as of March 23, 2001 (said Agreement, as so amended, herein called the "Credit Agreement"). Capitalized terms used herein
                            ----------------
and not defined shall have the meanings assigned to them in the Credit
Agreement.

     B. In connection herewith the Borrower is issuing $225,000,000 of Senior Subordinated Notes due 2009. The issuance of such Notes was consented to by the Majority Lenders pursuant to that certain Consent (the "Consent") dated March 4,
                                                        -------
2002.

     C. The Borrower has requested that the Lenders amend certain terms of the Credit Agreement and the Lenders have agreed to such request, subject to the terms and conditions set forth herein. In addition, the Borrower is obligated, pursuant to the Consent, to amend certain covenants to make such covenants more restrictive, as contemplated by Section 6.2(d) of the Credit Agreement and as more fully discussed in the Consent. The purpose of this Amendment is to set forth the foregoing amendments.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

     SECTION 1. Amendments to Credit Agreement. The Credit Agreement is hereby
                ------------------------------
amended as follows:

     (a) The definitions of "Affiliation Agreements", "Applicable Revolving/Term A Margin", "Asset Disposition", "CFN", "Change in Control", "Consents to Assign", "License Subsidiaries", "Maximum Total Debt Ratio" and "Revolving/Term A Leverage Level" in Section 1.1 of the Credit Agreement are amended in full to read as follows:

          "`Affiliation Agreements': each affiliation or similar agreement
            ----------------------
     between the Borrower or any Subsidiary and Univision (which Univision Affiliation Agreements shall be substantially in the form of those existing on the Closing Date) or Telefutura, or between the Borrower or any Subsidiary and another network or programmer, or between the licensee of any broadcast station subject to a Program Services Agreement and Univision (which Univision Affiliation Agreements shall be substantially in the form of those existing on the Closing Date), Telefutura or another network or programmer, and all sideletters or other agreements relating thereto, as such agreements may be further amended from time to time in accordance with the terms hereof."

          "Applicable Revolving/Term A Margin": with respect to Revolving Loans
           ----------------------------------
     and Term A Loans, for each LIBOR Loan and for each Base Rate Loan as set forth below:

            Revolving/Term A
             Leverage Level                   LIBOR                 Base Rate
             --------------                   -----                 ---------
         1 (**6.50:1)                          3.250%                 2.250%
         2 (**6.00:1 - *6.50:1)                3.000%                 2.000%
         3 (**5.50:1 - *6.00:1)                2.500%                 1.500%
         4 (**5.00:1 - *5.50:1)                2.250%                 1.250%
         5 (**4.50:1 - *5.00:1)                1.875%                 0.875%
         6 (**4.00:1 - *4.50:1)                1.500%                 0.500%
         7 (**3.50:1 - *4.00:1)                1.250%                 0.250%
         8 (*3.50:1)                           0.875%                 0.000%."

          "`Asset Disposition': the sale, sale and leaseback, transfer,
            -----------------
     conveyance, exchange, long-term lease accorded sales treatment under GAAP or similar disposition (including by means of a merger, consolidation, amalgamation, joint venture or other substantive combination) of any of the Properties, business or assets (other than marketable securities, including "margin stock" within the meaning of Regulation U, liquid investments and other financial instruments but, including, without limitation, the assignment of any lease, license or permit relating to the Properties) of the Borrower or any of its Subsidiaries to any Person or Persons other than to the Borrower or any of its wholly-owned Subsidiaries; provided that
                                                              --------
     Asset Dispositions shall not include (i) the sale in the ordinary course of business of inventory or obsolete or worn-out equipment or (ii) any transfer of Real Property to a Real Estate Holding Company in accordance with the terms of this Agreement."

          "`CFN': Comercializadora Frontera Norte, S. de R.L. de C.V., a
            ---
     Subsidiary of Entravision LLC which has the right to program Station XUPN-TV, Tecate, Mexico and Station XHAS-TV, Tijuana, Mexico."

          "`Change in Control': the occurrence of any of the following: (a) (i)
            -----------------
     Walter F. Ulloa and his spouse and lineal descendants, (ii) Philip C. Wilkinson and his spouse and lineal descendants, (iii) any trusts for the exclusive benefit of any of the foregoing individuals and (iv) Univision cease collectively to own, directly or indirectly, of record and beneficially, Capital Stock of the Borrower having Voting Control; (b) the adoption of a plan relating to the liquidation or dissolution of the Borrower; (c) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that Univision becomes the beneficial owner, directly or indirectly, of more than 50% of the Capital Stock of the Borrower having Voting Control; or (d) the first day on which a majority of the members of the Board of Directors of the Borrower are not Continuing Directors."

* means less than
** means greater than

          "`Consents to Assign': (i) Consents to Assign and Encumber executed by
            ------------------
     Univision in favor of the Agent with respect to each Univision Affiliation Agreement, (ii) Consents to Assign and Encumber executed by Telefutura in favor of the Agent with respect to each Telefutura Affiliation Agreement and (iii) any other written consent reasonably requested by the Agent with respect to any Material Contract, in each case as such consents may be amended or modified from time to time in accordance with the terms hereof."

          "`License Subsidiaries': each of (i) Entravision Holdings, LLC, a
            --------------------
     California limited liability company, (ii) with respect to KUPB-TV, Odessa-Midland, Texas only, the Entravision Midland License Subsidiary and
     (iii) until such time as the Media Licenses for WUNI are transferred to Entravision Holdings, LLC in accordance with Section 5.12, Entravision 27."

          "`Revolving/Term A Leverage Level': if the Maximum Total Debt Ratio
            -------------------------------
     shall be greater than or equal to 6.50:1, the Revolving/Term A Leverage Level shall be 1; if the Maximum Total Debt Ratio shall be less than 6.50:1 and greater than or equal to 6.00:1, the Revolving/Term A Leverage Level shall be 2; if the Maximum Total Debt Ratio shall be less than 6.00:1 and greater than or equal to 5.50:1, the Revolving/Term A Leverage Level shall be 3; if the Maximum Total Debt Ratio shall be less than 5.50:1 and greater than or equal to 5.00:1, the Revolving/Term A Leverage Level shall be 4; if the Maximum Total Debt Ratio shall be less than 5.00:1 and greater than or equal to 4.50:1, the Revolving/Term A Leverage Level shall be 5; if the Maximum Total Debt Ratio shall be less than 4.50:1 and greater than or equal to 4.00:1, the Revolving/Term A Leverage Level shall be 6; if the Maximum Total Debt Ratio shall be less than 4.00:1 and greater than or equal to 3.50:1, the Revolving/Term A Leverage Level shall be 7; and if the Maximum Total Debt Ratio shall be less than 3.50:1, the Revolving/Term A Leverage Level shall be 8."

     (b) The definition of "Capital Expenditures" in Section 1.1 of the Credit Agreement is amended by restating in its entirety the proviso therein to read as follows:

          ";provided, however, that Capital Expenditures shall exclude (i) any
            --------  -------
     expenditures which arise from Program Obligations and (ii) payment of the Consideration for any Acquisition permitted under Section 6.7(a) or (b) (unless GAAP requires such expenditure to be treated as a Capital Expenditure)".

     (c) The definition of "Net Proceeds" in Section 1.1 of the Credit Agreement is amended by inserting "and Cash Equivalents" immediately after each reference to "(including any cash received by way of deferred payment pursuant to a note receivable, other non-cash consideration or otherwise, but only as and when such cash is so received)".

     (d) Section 1.1 of the Credit Agreement is amended by adding the following new definitions in appropriate alphabetical order:

          "'Broadcast Cash Flow': net revenue less direct operating, selling,
            -------------------
     general and administrative expenses."

          "`Cash Equivalents': means (i) Dollars; (ii) securities issued or
            ----------------
     directly and fully guaranteed or insured by the U.S. government or any agency or instrumentality of the U.S. government having maturities of not more than one year from the date of acquisition; (iii) certificates of deposit and eurodollar time deposits with maturities of one year or less from the date of acquisition, bankers' acceptances with maturities not exceeding one year and overnight bank deposits, in each case, with any domestic commercial bank having capital and surplus in excess of $500,000,000 and a Thomson Bank Watch Rating of B or better; (iv) repurchase obligations with a term of not more than 30 days for underlying securities of the types described in clauses (ii) and (iii) above entered into with any financial institution meeting the qualifications specified in clause (iii) above; (v) commercial paper having one of the two highest ratings obtainable from Moody's Investors Service, Inc. or Standard & Poor's Ratings Group and in each case maturing within one year after the date of acquisition; and (vi) money market funds at least 95% of the assets of which constitute Cash Equivalents of the kinds described in clauses (i) through (v) of this definition."

          "`Continuing Directors': as of any date of determination, any member
            --------------------
     of the Board of Directors of the Borrower who (i) was a member of or nominated to such Board of Directors on the Second Amendment Effective Date or (ii) was nominated for election by either (a) Walter F. Ulloa, Philip C. Wilkinson and/or Paul Zevnik or (b) the Board of Directors of the Borrower, a majority of whom were members of or nominated to the Board of Directors on the Second Amendment Effective Date or whose election or nomination for election was previously approved by such directors or by Walter F. Ulloa, Philip C. Wilkinson and/or Paul Zevnik beneficially owning at least in the aggregate 25% of the Capital Stock of the Borrower having Voting Power."

          "`Control Agreement': a control agreement, restricted account
            -----------------
     agreement or similar agreement or document, in each case in form and substance satisfactory to the Agent and entered into for the purpose of perfecting a security interest in one or more deposit accounts or securities accounts of the Borrower and/or its Subsidiaries."

          "`Disqualified Stock': any Capital Stock that, by its terms (or by the
            ------------------
     terms of any security into which it is convertible, or for which it is exchangeable, in each case at the option of the holder of the Capital Stock), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder of the Capital Stock, in whole or in part, on or prior to the later of the Revolving Loan Commitment Expiration Date and (if such facility shall be activated) the Incremental Loan Commitment Expiration Date."

          "`Maximum Senior Debt Ratio': for the Borrower and its Subsidiaries on
            -------------------------
     a consolidated basis, the ratio of Senior Debt to Operating Cash Flow."

          "`Officers' Certificate': a certificate signed on behalf of the
            ---------------------
     Borrower by two officers of the Borrower, one of whom must be the principal executive officer, the principal financial officer, the treasurer or the principal accounting officer of the Borrower. Each Officer's Certificate shall include (a) a statement that the Person making such certificate or opinion has read such covenant or condition; (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;
     (c) a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable such Person to express an informed opinion as to whether or not such covenant or condition has been satisfied; and (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been satisfied."

          "`Permitted Asset Swap': with respect to the Borrower or any of its
            --------------------
     Subsidiaries, the substantially concurrent exchange of assets of the Borrower or such Subsidiary (including Capital Stock of a Subsidiary) for assets of another Person, which assets are useful to the business of the Borrower or such Subsidiary and provided that the Agent, for the benefit of the Lenders, shall have a first-priority Lien on any assets so acquired."

          "`Permitted Business': any business engaged in by the Borrower or its
            ------------------
     Subsidiaries as of the Second Amendment Effective Date or otherwise permitted to be engaged in by the Borrower or any of its Subsidiaries pursuant to the terms of this Agreement."

          "`Second Amendment Effective Date': the date upon which that certain
            -------------------------------
     Second Amendment to Credit Agreement dated as of March 29, 2002, which amends the terms of this Agreement, shall become effective in accordance with the terms thereof."

          "`Senior Subordinated Notes due 2009': those certain Senior
            ----------------------------------
     Subordinated Notes due March 2009 issued by the Borrower, on or about the Second Amendment Effective Date, in the aggregate principal amount of $225,000,000."

          "`Senior Subordinated Notes Indenture': the Indenture, dated as of
            -----------------------------------
     March 1, 2002, executed among the Borrower, the "Guarantors" party thereto, and the trustee referred to therein, with respect to the Senior Subordinated Notes due 2009."

          "`Special Committee': a special committee of the Board of Directors of
            -----------------
     the Borrower, comprised of at least six members of the Board of Directors. A majority of the members of such special committee will constitute a quorum, and approval requires the majority vote of the entire committee."

          "`Telefutura': Telefutura, a Delaware corporation."
            ----------

          "`Telemundo Option': an option granted by Entravision San Diego, Inc.
            ----------------
     and the Borrower to Telemundo Network Group LLC giving Telemundo Network Group LLC the option to purchase all the outstanding capital stock of Channel Fifty-Seven, Inc., the current owner of KTCD, Channel 46, San Diego, California for an amount not less than $8,450,000."

     (e) Section 1.1 of the Credit Agreement is amended by deleting the definition of "HBS Dispute" in its entirety.

     (f) Section 2.7(a) of the Credit Agreement is amended by inserting "; provided that this clause shall not be effective so long as any Indebtedness
-------- ----
under the Senior Subordinated

Notes Indenture remains outstanding" immediately before the semicolon in clause (i) therein and immediately before the period in clause (iii) therein.

     (g) Section 2.7(b) of the Credit Agreement is amended by deleting the reference to "December 31, 2002" therein and substituting "December 31, 2003".

     (h) Section 4.2 of the Credit Agreement is amended by re-lettering subsection (h) therein as subsection (i) and by adding a new subsection (h) to read as follows:

          "(h) Senior Subordinated Notes Indenture/Legal Opinion. The Agent
               -------------------------------------------------
     shall have received evidence that the incurrence of Incremental Loans by the Borrower is permitted under the Senior Subordinated Notes Indenture including, without limitation, an executed legal opinion of counsel to the Borrower or of counsel to the noteholders under the Senior Subordinated Notes Indenture to such effect in form and substance satisfactory to the Agent."

     (i) Section 5.2 of the Credit Agreement is amended by deleting the word "and" immediately after the semicolon in clause (l) therein, by re-lettering clause (m) therein as clause (n) and by adding a new clause (m) to read as follows:

          "(m) promptly, but in any event not later than two Business Days after any default under any Subordinated Indebtedness, written notice of such default; and"

     (j) Section 5.11 of the Credit Agreement is amended by deleting the word "promptly" therein and substituting "within ten Business Days" and by adding the following at the end thereof:

          "Notwithstanding anything to the contrary set forth in this Section, Television de California, S. de R.L. de C.V., a Subsidiary of CFN; Tele Nacional, S. de R.L. de C.V., a Subsidiary of Televisora Alco, S.A. de C.V.; and Entravision 27 (so long as it completes the transfer of its assets to Entravision Holdings, LLC within the time period specified in
     Section 5.12) shall not be required to execute and deliver the instruments, agreements or documents referred to in the immediately preceding sentence."

     (k) Section 5.12 of the Credit Agreement is amended in full to read as follows:

          "5.12 License Subsidiaries. The Borrower will cause each Media License
                --------------------
     owned by it or any Subsidiary to be held in a License Subsidiary (provided
                                                                       --------
     that the Entravision Midland License Subsidiary shall be used to hold the
     ----
     Media Licenses associated with KUPB-TV, Odessa-Midland, Texas only until such Media Licenses are transferred to Entravision Holdings, LLC) at all times until the Obligations have been paid in full and all Commitments and Letters of Credit have expired. Notwithstanding the foregoing, the Borrower shall cause the Media Licenses associated with WUNI to be held in Entravision Holdings, LLC on or before April 1, 2002 and until such time, shall cause Entravision 27 to hold such Media Licenses. The Borrower will hold all of the equity interest in the License Subsidiaries at all times. The Borrower will not permit any License Subsidiary to (A) engage in any business or activity other than holding the Media Licenses (and FCC files and records with respect thereto), (B) own, lease or operate any property or incur or suffer to exist any obligation, except any obligation to the FCC required as a condition to the granting or maintenance of such Media Licenses, (C) sell or otherwise transfer any asset (including the Media Licenses held by it) other than in an Asset Disposition permitted under this Agreement, (D) dissolve or liquidate in whole or in part or (E) commence or permit or consent to the commencement of any actions in bankruptcy or insolvency except in a consolidated proceeding with the Borrower."

     (l) Section 5.18 of the Credit Agreement is amended in full to read as follows:

          "5.18 Additional Material Contracts. The Borrower (a) will notify the
                -----------------------------
     Agent in writing within 90 calendar days after the Borrower or any of its Subsidiaries' executing, entering into, becoming bound by or subject to or otherwise obtaining any Material Contract, (b) will, with respect to any replacement or additional Affiliation Agreement entered into with Univision, cause Univision to execute and deliver a Consent to Assign, in substantially the form delivered by Univision under Section 4.1, (c) will, with respect to any Affiliation Agreement entered into with Telefutura, cause Telefutura to execute and deliver a Consent to Assign, in form and substance satisfactory to the Agent, (d) will, with respect to any Program Services Agreement relating to a Station accounting for more than 5% of the Borrower's consolidated Operating Cash Flow, cause the licensee thereof to execute and deliver a Consent to Assign in form and substance satisfactory to the Agent and (e) will, with respect to any other Material Contract, at the request of the Agent, cause the counterparty thereto to execute and deliver a Consent to Assign in form and substance satisfactory to the Agent."

     (m) Section 6.1(a) of the Credit Agreement is amended in full to read as follows:

          "(a) Maximum Total Debt Ratio. Permit the Maximum Total Debt Ratio of
               ------------------------
     the Borrower and its Subsidiaries on a consolidated basis to exceed the following levels for the periods indicated:

          Period                                                       Ratio
          ------                                                       -----

          Closing Date to and including                                6.25:1
          September 29, 2001

          September 30, 2001 to and including                          6.00:1
          December 30, 2001

          December 31, 2001 to but excluding                           5.75:1
          the Second Amendment Effective Date

          Second Amendment Effective Date to and including             7.00:1
          March 30, 2003

          March 31, 2003 to and including                              6.50:1
          September 29, 2003

          September 30, 2003 to and including                          6.00:1
          March 30, 2004

          March 31, 2004 to and including                              5.50:1
          September 29, 2004

          September 30, 2004 to and including                          5.00:1
          March 30, 2005

          March 31, 2005 to and including                              4.50:1
          September 29, 2005

          September 30, 2005 and thereafter                            4.00:1."

     (n) Section 6.1(b) of the Credit Agreement is amended in full to read as follows:

          "(b) Total Interest Coverage Ratio. Permit the Total Interest Coverage
               -----------------------------
     Ratio of the Borrower and its Subsidiaries on a consolidated basis to be less than the following levels for the periods indicated:

          Period                                                       Ratio
          ------                                                       -----

          Closing Date to and including                                1.75:1
          September 29, 2001

          September 30, 2001 to and including                          2.00:1
          December 30, 2003

          December 31, 2003 to and including                           2.25:1
          December 30, 2004

          December 31, 2004 and thereafter                             2.50:1."

     (o) Section 6.1 of the Credit Agreement is amended by adding a new Section 6.1(d) to read as follows:

          "(d) Maximum Senior Debt Ratio. Permit the Maximum Senior Debt Ratio
               -------------------------
     of the Borrower and its Subsidiaries on a consolidated basis to exceed the following levels for the periods indicated:

          Period                                                       Ratio
          ------                                                       -----

          Second Amendment Effective Date to and including             4.00:1
          March 30, 2004

          March 31, 2004 to and including                              3.50:1
          September 29, 2005

          September 30, 2005 and thereafter                            3.00:1."

     (p) Section 6.2 of the Credit Agreement is amended in the following manner:

          (1)  by inserting "provided that the Indebtedness of the Borrower or
                             -------- ----
     any of its Subsidiaries secured by Liens referred to in Section 6.3(f) shall be permitted only if any draw, offset or application of any such pledge or deposit is reimbursed within thirty days;" immediately after the semicolon in subsection (b) therein;

          (2) by deleting the reference to "nine months after the Term B Maturity Date" in clause (ii) of subsection (d) therein and substituting "twelve months after the later of the Revolving Loan Commitment Expiration Date and (if such facility shall be activated) the Incremental Loan Commitment Expiration Date"; provided that the amendment in clause (3) herein shall not be effective until the Term B Loans are paid in full; and

          (3)  by restating subsection (h) in its entirety to read as follows:

               "(h) (i) Capitalized Lease Obligations, (ii) Indebtedness secured by Liens referred to in Section 6.3(j), (iii) Indebtedness secured by Liens referred to in Section 6.3(b) and (iv) other Indebtedness; provided that the aggregate principal amount of Indebtedness referred
          --------
          to in clauses (i), (ii) and (iii) and in Section 6.2(i) shall not exceed $10,000,000 at any time outstanding, and the aggregate principal amount of Indebtedness referred to in clause (iv) shall not exceed $15,000,000 at any time outstanding;"

     (q) Section 6.3 of the Credit Agreement is amended by deleting the word "and" immediately after the semicolon in clause (m) therein, by deleting the period in clause (n) and substituting "; and" and by adding a new clause (o) to read as follows:

          "(o) with respect to the Borrower's interest in television station KTCD, Channel 46, San Diego, California, the Telemundo Option;"

     (r) Section 6.4 of the Credit Agreement is amended by (i) deleting in its entirety the first proviso in the second paragraph therein and (ii) restating in full the second proviso in the second paragraph therein to read, "provided that
                                                                  -------- ----
nothing herein shall be deemed to restrict the transfer of the assets of LCG Holdings, L.L.C., Entravision 27, KLNZ License Subsidiary or Entravision Midland License Subsidiary to Entravision Holdings, LLC, and the dissolution of LCG Holdings, L.L.C., Entravision 27, KLNZ License Subsidiary and Entravision Midland License Subsidiary in accordance with Section 6.4(iv)" and (ii) restating clause (iv) therein to read as follows:

          "(iv) LCG Holdings, L.L.C., Entravision 27, KLNZ License Subsidiary and Entravision Midland License Subsidiary may dissolve (provided that, (A)
                                                              -------- ----
     prior to such dissolution, the Agent receives (i) appropriate assignment documents indicating that all assets and obligations owned by it have been transferred to Entravision Holdings, LLC, (ii) copies of all necessary consents by the FCC with respect to such assignments and (iii) a certificate from a Responsible Officer of the Borrower to the effect that LCG Holdings,

     L.L.C., Entravision 27, KLNZ License Subsidiary and Entravision Midland License Subsidiary have no (or, upon execution of such assignment documents, will have no) assets and (B) within 60 days after such dissolution, copies of appropriate documents dissolving LCG Holdings, L.L.C., Entravision 27, KLNZ License Subsidiary and Entravision Midland License Subsidiary, along with evidence of the filing thereof with the relevant Governmental Authority)".

     (s) Section 6.5 of the Credit Agreement is amended in its entirety to read as follows:

          "6.5  Limitation on Sale of Assets. The Borrower shall not, and shall
                ----------------------------
     not permit any of its Subsidiaries to, make any Asset Disposition, unless:

          (i)   the consummation of such Asset Disposition would not result in
     (x) the Adjusted Operating Cash Flow attributable to the assets subject to such Asset Disposition (based on the most recent financial statements received by the Agent under Section 5.1(a) or (b) at the time of such Asset Disposition) plus (y) the Adjusted Operating Cash Flow attributable to the
                  ----
     assets subject to all prior Asset Dispositions consummated since the Closing Date (based on the most recent financial statements received by the Agent under Section 5.1(a) or (b) at the time of such Asset Disposition) exceeding 20% of the Operating Cash Flow of the Borrower as of the date of such Asset Disposition;

          (ii) no Default has occurred and is continuing or would result from such Asset Disposition;

          (iii) the Borrower has delivered to the Agent the calculations required by Section 2.7(a) with respect to such Asset Disposition;

          (iv) except with respect to any exercise of the Telemundo Option in accordance with its terms, the Borrower or such Subsidiary, as the case may be, receives consideration at the time of the Asset Disposition at least equal to the Fair Market Value of the assets or Capital Stock issued or sold or otherwise disposed of; and

          (v) at least 75% of the consideration received in the Asset Disposition by the Borrower or such Subsidiary is in the form of cash or Cash Equivalents, except to the extent the Borrower is undertaking a Permitted Asset Swap.

          For purposes of this Section 6.5, "Fair Market Value" shall be the
                                             -----------------
     value determined by the Borrower's Board of Directors or Special Committee thereof and evidenced by a resolution of the Board of Directors or Special Committee thereof set forth in an Officers' Certificate delivered to the Agent; provided that with respect to assets which are purchased as part of
            -------- ----
     a larger transaction and are sold concurrently or within one year of such acquisition, the Board of Directors or Special Committee thereof may, in determining Fair Market Value, take into account the sales price of such assets, as well as the consideration in the overall transaction.

          The 75% limitation referred to in clause (v) above shall not apply to any Asset Disposition in which the cash or Cash Equivalents portion of the consideration received therefrom, determined in accordance with the preceding paragraph, is equal to or greater than what the after-tax proceeds would have been had such Asset Disposition complied with the aforementioned 75% limitation.

          For purposes of the foregoing clause (v), each of the following shall be deemed to be cash: (a) any liabilities, as shown on the Borrower's or such Subsidiary's most recent balance sheet, of the Borrower or any of its Subsidiaries (other than contingent liabilities and liabilities that are by their terms subordinated to the Obligations) that are assumed by the transferee of any such assets pursuant to a customary novation agreement that releases the Borrower or such Subsidiary from further liability; and
     (b) any securities, notes or other obligations received by the Borrower or such Subsidiary from such transferee that are converted by the Borrower or such Subsidiary within 90 days into cash or Cash Equivalents, to the extent of the cash or Cash Equivalents received in that conversion.

          Notwithstanding the foregoing, the Borrower or any of its Subsidiaries shall be permitted to consummate an Asset Disposition without complying with clauses (iv) and (v) above if: (1) the Borrower or such Subsidiary receives consideration at the time of such Asset Disposition at least equal to the Fair Market Value of the assets or other property sold, issued or otherwise disposed of and (2) (x) at least 75% of the consideration for such Asset Disposition constitutes a controlling interest in a Permitted Business, assets used or useful in a Permitted Business and/or cash, or (y) 100% of the consideration for such Asset Disposition constitutes at least a 25% economic and voting interest in a Person engaged in a Permitted Business, provided, that such assets did not contribute more than $3,000,000 in Broadcast Cash Flow over the four most recent quarters and provided further that this exception in subsection (2)(y) of this paragraph may not be used more than once."

     (t) Section 6.6 of the Credit Agreement is amended in its entirety to read as follows:

          "6.6 Limitation on Dividends. The Borrower shall not, and shall not
               -----------------------
     permit any of its Subsidiaries to, (a) if a corporation, declare or pay any dividend (other than dividends payable solely in common stock of the Borrower or its Subsidiaries) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any shares of any class of Capital Stock of the Borrower or its Subsidiaries or any warrants or options to purchase any such Capital Stock, whether now or hereafter outstanding, and (b) if a partnership or a limited liability company, make any distribution with respect to the ownership interests therein, or, in either case, any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Borrower or any Subsidiary (such declarations, payments, setting apart, purchases, redemptions, defeasance, retirements, acquisitions and distributions being herein called "Restricted Payments");
                                                         -------------------
     provided that (i) each Subsidiary may make Restricted Payments to the
     -------- ----
     Borrower or to another wholly-owned Subsidiary and (ii) the Borrower may make Restricted Payments if (A) the Maximum Total Debt Ratio as of the most-recently ended fiscal quarter of the Borrower is less than 4.50:1.00,
     (B) no Default has occurred and is continuing or would result from the making of such Restricted Payment, including under Section 6.1(c) (including, for the purposes of calculating the Fixed Charge Coverage

     Ratio, such Restricted Payment as a fixed charge pursuant to clause (iv) of the definition of "Fixed Charge Coverage Ratio") and (C) such Restricted Payment, together with the aggregate amount of all other Restricted Payments made by the Borrower after the Second Amendment Effective Date, is less than the Restricted Payment Threshold.

          For purposes of this Section 6.6, "Restricted Payment Threshold" means the sum, without duplication, of

          (a) (x) 100% of the aggregate Operating Cash Flow of the Borrower (or, in the event such Operating Cash Flow shall be a deficit, minus 100% of such deficit) accrued for the period beginning on January 1, 2002 and ending on the last day of the Borrower's most recent calendar month for which financial information is available to the Borrower ending prior to the date of such proposed Restricted Payment, taken as one accounting period, less (y) 1.4 times Interest Expense for the same period, plus

          (b) 100% of the aggregate net proceeds (including the fair market value of property other than cash or Cash Equivalents) received by the Borrower since January 1, 2002 from the issue or sale of Capital Stock of the Borrower (other than Disqualified Stock), or of Disqualified Stock or debt securities of the Borrower that have been converted into such Capital Stock (other than Capital Stock (or Disqualified Stock or convertible debt securities) sold to a Subsidiary and other than Disqualified Stock or convertible debt securities that have been converted into Disqualified Stock), plus

          (c) to the extent that any Unrestricted Subsidiary is redesignated as a Subsidiary after the Second Amendment Effective Date, the fair market value of such Subsidiary as of the date of such redesignation.

          The amount of all Restricted Payments (other than cash) shall be the fair market value on the date of the Restricted Payment of the asset(s) or securities proposed to be transferred or issued by the Borrower or such Subsidiary, as the case may be, pursuant to the Restricted Payment. The fair market value of any assets or securities that are required to be valued by this Section shall be determined by the Board of Directors or Special Committee thereof whose resolution with respect thereto shall be delivered to the Agent. The Board of Directors' or Special Committee's determination must be based upon an opinion or appraisal issued by an accounting, appraisal or investment banking firm of national standing if such fair market value exceeds $10,000,000."

     (u) Sections 6.7(a), (b), (c) and (d) of the Credit Agreement are amended in full to read as follows:

          "(a) Acquisitions (other than those referred to in subsections (b) and
     (i) below); provided that (i) Acquisitions having an aggregate maximum
                 --------
     Consideration from and including the Second Amendment Effective Date to and including the expiration of the term of this Agreement in excess of $100,000,000 shall not be permitted without Majority Lender consent, such consent not to be unreasonably withheld, (ii) Acquisitions from and including the Second Amendment Effective Date to and including the expiration of the term of this Agreement of greater than $25,000,000 but less than or equal to $100,000,000 shall be conditioned on delivery to the Agent of (x) a Covenant Compliance Certificate showing pro forma calculations assuming such Acquisition had been consummated and (y) revised projections, prepared on a pro forma basis assuming consummation of such Acquisition and in form and substance acceptable to the Agent, for the five year period immediately succeeding the consummation of such proposed Acquisition and (iii) any individual Acquisition having an aggregate Consideration of $25,000,000 or greater shall be also conditioned on delivery to the Agent of (1) all material documents reasonably requested by the Agent to insure that the Lenders have a first priority security interest in, and assignment of, all personal property assets and interests acquired, including consents of third parties if reasonably requested (or, with respect to Acquisitions of non-U.S. properties, such alternative documents and/or pledges as the Agent may request in its discretion) and (2) if such Acquisition is of a U.S. television or radio property and the aggregate Consideration therefor is $40,000,000 or greater, an opinion of FCC counsel to the Borrower in form and substance acceptable to the Agent; provided, further that no
                                            --------
     Acquisition shall permitted if a Default has occurred and is continuing or would result from the consummation of such Acquisition;

          "(b) each of the following Acquisitions, provided that (x) no Default
                                                   -------- ----
     has occurred and is continuing or would result from the consummation of such Acquisition; (y) any individual Acquisition having an aggregate Consideration of $25,000,000 or greater shall be conditioned on delivery to the Agent of (1) a Covenant Compliance Certificate showing pro forma calculations assuming such Acquisition had been consummated, (2) all material documents reasonably requested by the Agent to insure that the Lenders have a first priority security interest in, and assignment of, all personal property assets and interests acquired, including consents of third parties if reasonably requested and (3) if such Acquisition is of a television or radio property and the aggregate Consideration therefor is $40,000,000 or greater, an opinion of FCC counsel to the Borrower in form and substance acceptable to the Agent and (z) in the event that the Consideration for any such Acquisition is higher than the respective amount listed below, such excess Consideration shall be deemed to be a separate Acquisition under Section 6.7(a) and, to the extent such amount is permitted by Section 6.7(a), such Acquisition shall be permitted hereby (assuming compliance with all other provisions of this Section 6.7(b)): (A) the purchase of television stations KUTH-TV, Logan, Utah and KUBX-LP, Salt Lake City, Utah (provided that the Consideration therefor does not exceed $10,000,000), (B) the purchase of television station KWOG-TV, Seattle, Washington (provided that the Consideration therefor does not exceed $25,000,000), (C) the purchase of television station KDJT-LP, Monterey, California (provided that the Consideration therefor does not exceed $1,000,000), (D) the purchase of television stations KTSB-LP, Santa Barbara, California, K21EX, Paso Robles, California, K28FK, San Luis Obispo, California, K10G, Lompoc, California and K35ER, Santa Maria, California (provided that the Consideration therefor does not exceed $2,300,000), (E) the purchase of radio station KXPK-FM, Denver, Colorado (provided that the Consideration therefor does not exceed $47,500,000), (F) the purchase of radio station KRCY-FM, Las Vegas, Nevada (provided that the Consideration therefor does not exceed $5,000,000), (G) the purchase of radio station KTPI-FM, Tehachapi, California (provided that the Consideration therefor does not exceed $2,000,000) and (H) the purchase of radio station KEME-FM, McAllen, Texas (provided that the Consideration therefor does not exceed $4,000,000);

          "(c) the Borrower's ownership interest in its Subsidiaries, and certain Subsidiaries' ownership in certain other Subsidiaries; provided, however, notwithstanding any other provision of this Agreement, the Borrower's total investment in Television de California, S. de R.L. de C.V. and Tele Nacional, S. de R.L. de C.V. in the aggregate shall not exceed $5,000,000;

          "(d) investments in Cash Equivalents;"

     (v) Section 6.7 of the Credit Agreement is further amended by deleting the word "and" immediately after the semicolon in clause (g) therein and by restating clause (h) and adding a new clause (i) to read as follows:

          "(h) the Acquisition of Las Tres Campanas Television, Inc.; and

          "(i) the acquisition by the Borrower of equity in a to-be formed publishing entity in exchange for the contribution by the Borrower of its interest in the publication El Diario (whether such contribution is in the form of an asset transfer or a transfer of the Capital Stock of a Subsidiary, the sole asset of which is El Diario)."

     (w) Section 6.9 of the Credit Agreement is restated in its entirety to read as follows:

          "6.9 Transactions with Affiliates. The Borrower shall not, and shall
               ----------------------------
     not permit any of its Subsidiaries to, enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate, any Unrestricted Subsidiary or any Subsidiary less than wholly-owned, directly or indirectly, by the Borrower, unless: (i) such transaction is otherwise permitted under this Agreement or (ii) such transaction is in the ordinary course of the Borrower's or such Subsidiary's business and is upon terms no less favorable to the Borrower or such Subsidiary, as the case may be, than it would obtain in a comparable arm's length transaction with a Person not an Affiliate and (iii) the Borrower delivers to the Agent (x) with respect to any such transaction or series of such related transactions involving aggregate consideration in excess of $1,000,000, a resolution of the Board of Directors of the Borrower set forth in an Officers' Certificate certifying that such transaction complies with this Section 6.9 and that such transaction has been approved by a majority of the disinterested members of the Borrower's Board of Directors; and (y) with respect to any such transaction or series of such related transactions involving aggregate consideration in excess of $10,000,000, an opinion as to the fairness of such transaction from a financial point of view issued by an accounting, appraisal or investment banking firm of national standing; provided that
                                                                -------- ----
     this Section 6.9 shall not be deemed to prohibit (A) transactions arising out of the Univision or Telefutura Affiliation Agreements or (B) any purchase or sale by Univision of the Borrower's Capital Stock."

     (x)  Section 6 of the Credit Agreement is amended by adding new Sections
6.14 and 6.15 immediately after Section 6.13 of the Credit Agreement to read as follows:

          "6.14 Entravision 27. The Borrower agrees as follows: (i) there shall
                --------------
     at no time exist any Indebtedness of the Borrower or any of its Subsidiaries to Entravision 27, including any Guarantee Obligation of the Borrower or any of its Subsidiaries with respect to the debts of Entravision 27, (ii) neither the Borrower nor any of its Subsidiaries shall make any Asset Disposition, loan money to, or make any investment in, Entravision 27, or allow the proceeds of any Loans, or any Letter of Credit, to be loaned or contributed to, or otherwise used for the benefit of, Entravision 27 and (iii) the Borrower shall not permit Entravision 27 to own any assets or conduct any business; provided,
                                                               --------
     however, the Borrower shall not be required to comply with clause (iii)
     -------
     until Entravision 27 has transferred to Entravision Holdings, LLC the Media Licenses associated with WUNI.

          "6.15 Dividend and Other Payment Restrictions Affecting Subsidiaries.
                --------------------------------------------------------------
     The Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create or permit to exist or become effective any consensual encumbrance or restriction on the ability of any Subsidiary to:

          (a) pay dividends or make any other distributions on its Capital Stock to the Borrower or any of its Subsidiaries, or with respect to any other interest or participation in, or measured by, its profits, or pay any indebtedness owed to the Borrower or any of its Subsidiaries;

          (b) make loans or advances to the Borrower or any of its Subsidiaries; or

          (c) transfer any of its properties or assets to the Borrower or any of its Subsidiaries.

     The preceding restrictions shall not apply to encumbrances or restrictions existing under or by reason of:

          (i)   this Agreement and the other Loan Documents;

          (ii) the Senior Subordinated Notes Indenture, the Senior Subordinated Notes due 2009 and the "Subsidiary Guarantees" (as defined in the Senior Subordinated Notes Indenture);

          (iii) applicable law, rule, regulation or order;

          (iv) any instrument governing Indebtedness or Capital Stock of a Person acquired by the Borrower or any of its Subsidiaries as in effect at the time of such acquisition (except to the extent such Indebtedness or Capital Stock was incurred in connection with or in contemplation of such acquisition), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person, or the property or assets of the Person, so acquired; provided that, in the case of Indebtedness, such Indebtedness was permitted by the terms of this Agreement to be incurred;

          (v) customary non-assignment provisions in leases entered into in the ordinary course of business and consistent with past practices;

          (vi) purchase money obligations (including Capitalized Lease Obligations) for property acquired in the ordinary course of business that impose restrictions only on that property of the nature described in clause
     (c) above;

          (vii) contracts for the sale of assets, including without limitation any agreement for the sale or other disposition of a Subsidiary of the Borrower that restricts distributions by such Subsidiary pending its sale or other disposition;

          (viii) Liens securing Indebtedness otherwise permitted to be incurred under the provisions of Section 6.3 that limit the right of the debtor to dispose of the assets subject to such Liens;

          (ix) provisions with respect to the disposition or distribution of assets or property in joint venture agreements, assets sale agreements, stock sale agreements and other similar agreements entered into in the ordinary course of business; and

          (x) restrictions on cash or other deposits or net worth imposed by customers under contracts entered into in the ordinary course of business."

     (y) Section 7(f) of the Credit Agreement is restated in its entirety to read as follows:

          "(f)   The Borrower or any other Obligor shall (i) default in any payment of principal or interest, regardless of the amount, due in respect of any (A) Indebtedness (other than the Obligations), issued under the same indenture or other agreement, if the original principal amount of Indebtedness covered by such indenture or agreement is $1,000,000 or greater, (B) Indebtedness (other than the Obligations) aggregating $5,000,000 or greater, (C) any Guarantee Obligation with respect to an amount of $1,000,000 or greater or (D) Guarantee Obligations aggregating $5,000,000 or greater, in each case set forth in clauses (A)-(D) beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness or Guarantee Obligation was created, and whether or not such default has been waived by the holders of such Indebtedness or Guarantee Obligation; or (ii) default in the observance or performance of any other material agreement or condition relating to any such Indebtedness or Guarantee Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Guarantee Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or such Guarantee Obligation to become payable or such Indebtedness to be required to be defeased or purchased; or (iii) any payment default under a Non-Recourse Financing shall have occurred and be continuing; or (iv) any default under the Senior Subordinated Notes Indenture shall have occurred and be continuing; or"

     (z) Schedule 6.4 to the Credit Agreement is amended by adding "Arizona Radio, Inc.", "Aspen FM, Inc." and "Las Tres Campanas Television, Inc." to the list of Sunset Subsidiaries.

     SECTION 2. Conditions Precedent. This Amendment shall become effective as
                --------------------
of the date first set forth above upon receipt by the Agent of the following, in each case in form and substance satisfactory to the Agent:

     (a) this Amendment, duly executed by the Borrower and consented to by the Majority Revolving Loan Lenders;

     (b) evidence of the Guarantors' consent to this Amendment, substantially in the form of Exhibit A hereto;

     (c) amendments to the Security Agreement, the Guarantor Security Agreements and such other Loan Documents as the Agent shall request to reflect revised Article 9 of the California Commercial Code;

     (d) an amendment fee in an amount equal to 0.25% of the Aggregate Commitment of each Revolving Loan Lender that provided its written consent to this Amendment on or before March 4, 2002, which fee shall be payable, on a pro rata basis to each such Lender;

     (e)  repayment in full of all principal and interest on the Term B Loans;

     (f) evidence that the Borrower has successfully completed its issuance of $225,000,000 of Senior Subordinated Notes due 2009, including a copy of the final offering statement for such issuance;

     (g) a copy of the fully executed Senior Subordinated Notes Indenture and each Subsidiary Guarantee (as defined therein);

     (h) a Guarantee executed by Las Tres Campanas Television, Inc. and such other agreements, instruments, approvals or documents as required pursuant to
Section 5.11 of the Credit Agreement;

     (i) an opinion of Borrower's counsel as to the authorization, execution and enforceability of this Amendment, and the enforceability of the Credit Agreement, as amended by this Amendment;

     (j) copies of any and all opinions rendered by Foley & Lardner to the underwriters in connection with the issuance of the Senior Subordinated Notes due 2009;

     (k) a letter from Foley & Lardner with regard to the pending arbitration with Interep National Radio Sales, Inc.;

     (l) evidence of the Borrower's compliance with Section 6.4 of the Credit Agreement in connection with the dissolution of Vista Outdoor Advertising, Inc. (N.J.); and

     (m) such other approvals, opinions, evidence and documents as any Lender, through the Agent, may reasonably request; and the Agent's reasonable satisfaction as to all legal matters incident to this Amendment.

     SECTION 3. Conditions Subsequent. It shall be a condition to the continued
                ---------------------
effectiveness of this Amendment that the Agent receive the following, in each case in form and substance satisfactory to the Agent:

     (a) Within sixty days after the Second Amendment Effective Date (but in any event prior to June 1, 2002), Control Agreements executed by the depository and the Borrower and/or its Subsidiaries, with respect to each deposit and securities account of the Borrower and/or its Subsidiaries designated by the Agent.

     (b) Within thirty days after the Second Amendment Effective Date, revised schedules to the Credit Agreement, the Security Agreement and the Guarantor Security Agreements updating such schedules to remove obsolete information and make other non-material changes, it being understood that the Agent and the Lenders shall be entitled to rely on the existing schedules until such time as the revised schedules are delivered.

     (c) Within forty-five days after the Second Amendment Effective Date, copies of (i) the Limited Liability Company Notice (as defined in the Security Agreement) appropriately completed and delivered by the Borrower to Lotus/Entravision Reps LLC and (ii) the Limited Liability Company Acknowledgment (as defined in the Security Agreement) duly executed by Lotus/Entravision Reps LLC.

     SECTION 4. Reference to and Effect on the Credit Agreement and the Other
                -------------------------------------------------------------
Loan Documents. Upon the effectiveness of this Amendment, each reference in the
--------------
Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement," "thereunder," "thereof," "therein" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended hereby.

     (a) Except as specifically amended herein, the Credit Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

     (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders under the Credit Agreement or any other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Documents, except as specifically set forth herein.

     (c)  The is Amendment shall constitute a "Loan Document".

     SECTION 5. Representations and Warranties. The Borrower hereby represents
                ------------------------------
and warrants, for the benefit of the Lenders and the Agent, as follows:

     (a)  General Representations. (i) The Borrower has all requisite power and
          -----------------------
authority under applicable law and under its charter documents to execute, deliver and perform this Amendment and each other document, instrument or agreement executed in connection herewith (each an "Amendment Document"), and to perform the Credit Agreement as amended hereby; (ii) all actions, waivers and consents (corporate, regulatory and otherwise) necessary or appropriate for the Borrower to execute, deliver and perform each Amendment Document, and to perform the Credit Agreement as amended hereby, have been taken and/or received; (iii) each Amendment Document, and the Credit Agreement, as amended by this Amendment, constitute the legal, valid and binding obligation of the Borrower enforceable against it in accordance with the terms hereof; (iv) the execution, delivery and performance of each Amendment Document, and the performance of the Credit Agreement, as amended hereby, will not (a) violate or contravene any material Requirement of Law, (b) result in any material breach or violation of, or constitute a material default under, any agreement or instrument by which the Borrower or any of its property may be bound, or (c) result in or require the creation of any Lien upon or with respect to any properties of the Borrower, whether such properties are now owned or hereafter acquired; (v) the representations and warranties contained in the Credit Agreement and the other Loan Documents are correct in all material respects on and as of the date of this Amendment, before and after giving effect to the same, as though made on and as of such date; and (vi) no Default has occurred and is continuing.

     (b)  Representations Regarding Certain Mexican Subsidiaries. Television de
          ------------------------------------------------------
California, S. de R.L. de C.V. ("TeleCal") is a 99.9% owned Subsidiary of CFN (CFN, in turn, is 99.9% owned by Entravision LLC, and Entravision LLC, in turn, is a wholly-owned Subsidiary of the Borrower). Tele Nacional, S. de R.L. de C.V. ("TeleNacional") is a 99.9% owned Subsidiary of Televisora Alco, S.A. de C.V. (Entravision LLC, in turn, owns 39.9978% of Televisora Alco, S.A. de C.V.). TeleNacional holds the broadcast license for XHAS-TV and TeleCal conducts sales on behalf of XHAS-TV. As of the date hereof, the Borrower's total investment in TeleCal and TeleNacional is, in the aggregate, not more that $5,000,000.

     (c)  Representations regarding the Acquisition of Las Tres Campanas
          --------------------------------------------------------------
Television, Inc. On or about August, 2001, the Borrower purchased all of the
---------------
shares of Las Tres Campanas Television, Inc. ("Las Tres Campanas") and in connection therewith assumed a note in the principal amount of $262,500 made by Las Tres Campanas in favor of Henry F. Jojola, Mary C. Jojola and Steven C. Jojola. Las Tres Campanas previously assigned to Entravision Holdings, LLC two low power broadcast stations, KELV-LP, Las Vegas, Nevada and KNTL-LP, Las Vegas, Nevada, as consideration for the Borrower's assumption of the note. Las Tres Campanas currently has no assets.

     (d)  Representations regarding WUNI. As of the date hereof, all non-Media
          ------------------------------
License assets associated with WUNI are held by the Borrower and all Media Licenses associated with WUNI are held by Entravision 27. The WUNI Seller Note has been paid in full and all Liens in connection therewith have been released.

     (e)  Representations Regarding Acquisitions. Attached hereto as Exhibit B
          --------------------------------------
is a list of all Acquisitions consummated by the Borrower or any Subsidiary (other than Acquisitions consummated pursuant to Section 6.7(b)) from and including the Closing Date, to but excluding the date hereof, including in each case a description of the asset acquired, the date of consummation and the Consideration paid.

     SECTION 6. Execution in Counterparts. This Amendment may be executed in any
                -------------------------
number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

     SECTION 7. Governing Law. This Amendment shall be governed by, and
                -------------
construed and interpreted in accordance with, the laws of the State of California (without reference to its choice of law rules).

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                              ENTRAVISION COMMUNICATIONS
                              CORPORATION


                              By:       /s/ Walter F. Ulloa
                              Name:     Walter F. Ulloa
                                   ---------------------------------------------
                              Title:    Chairman and CEO
                                    --------------------------------------------


                              UNION BANK OF CALIFORNIA, N.A., as
                              Arranging Agent and as a Lender


                              By:       /s/ Matthew H. Fleming
                              Name:     Matthew H. Fleming
                                   ---------------------------------------------
                              Title:    Assistant Vice President
                                    --------------------------------------------

                                                                       Exhibit A
                                                                       ---------

                               GUARANTORS' CONSENT
                               -------------------

     Each of the undersigned is a "Guarantor" under that certain Subsidiary Guarantee dated as of September 26, 2000, June 14, 2001, December 20, 2001 or January 18, 2002 (each a "Guarantee") made by the undersigned in favor of Union
                          ---------
Bank of California, N.A., as Arranging Agent (the "Agent") for the benefit of
                                                   -----
the lenders referred to below, which Guarantee was delivered pursuant to that certain Credit Agreement dated as of September 26, 2000 among Entravision Communications Corporation (the "Borrower"), the lenders referred to therein,
                                 --------
and the Agent, as amended by a First Amendment to Credit Agreement dated as of March 23, 2001 (said Agreement, as so amended, herein called the "Credit
                                                                  ------
Agreement").
---------

          In connection herewith, the Credit Agreement is being amended by that certain Second Amendment as of even date herewith (the "Amendment"). Each
                                                        ---------
Guarantor hereby acknowledges that it has received a copy of the Amendment. Each Guarantor hereby consents to the Amendment, and hereby confirms and agrees that the Guarantee to which it is a party is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects except that, on and after the effective date of the Amendment, each reference in the Guarantee to "the Credit Agreement," "thereunder," "thereof," "therein" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by the Amendment.

     Dated as of March 29, 2002

                                            LOS CEREZOS TELEVISION COMPANY, a
                                            Delaware corporation
                                            LATIN COMMUNICATIONS GROUP INC., a
                                            Delaware corporation
                                            COMERCIALIZADORA FRONTERA
                                            NORTE, S. DE R.L. DE C.V., a Mexican
                                            corporation
                                            26 DE MEXICO S.A. DE C.V., a Mexican
                                            corporation
                                            ENTRAVISION SAN DIEGO, INC., a
                                            California corporation
                                            THE COMMUNITY BROADCASTING
                                            COMPANY OF SAN DIEGO,
                                            INCORPORATED, a California
                                            corporation
                                            LATIN COMMUNICATIONS INC., a
                                            Delaware corporation
                                            VEA ACQUISITION CORP., a Delaware
                                            corporation
                                            LATIN COMMUNICATIONS EXCL INC., a
                                            Delaware corporation
                                            EXCL HOLDINGS, INC., an Illinois
                                            corporation

                                            EXCL COMMUNICATIONS, INC., an
                                            Illinois corporation
                                            MERIDIAN COMMUNICATIONS
                                            COMPANY, a Nevada corporation
                                            SEXTANT BROADCASTING COMPANY, a
                                            Nevada corporation
                                            NORTE BROADCASTING OF COLORADO,
                                            INC., an Illinois corporation
                                            SUR BROADCASTING OF COLORADO,
                                            INC., an Illinois corporation
                                            SUR BROADCASTING OF NEW MEXICO,
                                            INC., a New Mexico corporation
                                            NORTE BROADCASTING OF NEW MEXICO,
                                            INC., a New Mexico corporation
                                            METRO MIX, INC., an Illinois
                                            corporation
                                            RADIO EXITO, INC., a Nevada
                                            corporation
                                            PACIFICO BROADCASTING, INC., a
                                            California corporation
                                            SUR BROADCASTING, INC., a California
                                            corporation
                                            NORTE BROADCASTING, INC., a
                                            California corporation
                                            EMBARCADERO MEDIA, INC., a Delaware
                                            corporation
                                            PORTLAND RADIO INC., a Washington
                                            corporation
                                            RIVERSIDE RADIO, INC., a California
                                            corporation
                                            EMI SACRAMENTO RADIO, INC., a
                                            California corporation
                                            EMI LOS ANGELES RADIO, INC., a
                                            California corporation
                                            NORTE BROADCASTING OF NEVADA,
                                            INC., a Nevada corporation
                                            Z-SPANISH MEDIA CORPORATION, a
                                            Delaware corporation
                                            NEW WNDZ, INC., an Indiana
                                            corporation
                                            NEWKKSJ, INC., a California
                                            corporation
                                            PERSONAL ACHIEVEMENT RADIO, INC., a
                                            Delaware corporation
                                            KPPC RADIO, INC., a California
                                            corporation
                                            KZLZ BROADCASTING, INC., an Arizona
                                            corporation
                                            KZFO BROADCASTING, INC., a
                                            California corporation

                                   KZPZ BROADCASTING, INC., an Arizona
                                   corporation
                                   KZPZ LICENSE CORPORATION, an Arizona
                                   corporation
                                   KZMS BROADCASTING, INC., a California
                                   corporation
                                   KZST BROADCASTING, INC., a California
                                   corporation
                                   KTLR BROADCASTING, INC., a Texas
                                   corporation
                                   KZSL BROADCASTING, INC., a California
                                   corporation
                                   KHZZ BROADCASTING, INC., a California
                                   corporation
                                   WLQY BROADCASTING, INC., a Delaware
                                   corporation
                                   GLENDALE BROADCASTING, INC., an
                                   Arizona corporation
                                   WZCO BROADCASTING, INC., an Illinois
                                   corporation
                                   WRZA BROADCASTING, INC., an Illinois
                                   corporation
                                   KZCO BROADCASTING, INC., a California
                                   corporation
                                   OROVILLE RADIO, INC., a California
                                   corporation
                                   VISTA MEDIA GROUP, INC., a Delaware
                                   corporation
                                   VISTA OUTDOOR ADVERTISING, INC.
                                   (N.Y.), a Delaware corporation
                                   VISTA OUTDOOR ADVERTISING, INC.
                                   (CAL.), a Delaware corporation
                                   VISTA MEDIA GROUP OF NEW YORK,
                                   INC., a Delaware corporation
                                   SEABOARD OUTDOOR ADVERTISING CO.,
                                   INC., a New York corporation
                                   SALE POINT POSTERS, INC., a New York
                                   corporation


                                   By:  /s/ Walter F. Ulloa
                                       --------------------------
                                   Name: Walter F. Ulloa
                                   Title: Chairman and Chief Executive Officer

                              ENTRAVISION COMMUNICATIONS
                              COMPANY, L.L.C., a Delaware limited
                              liability company


                              By: /s/ Walter F. Ulloa
                                 ------------------------------------
                              Name: Walter F. Ulloa
                              Title: Managing Member


                              ENTRAVISION HOLDINGS, LLC, a
                              California limited liability company


                              By: /s/ Walter F. Ulloa
                                  -----------------------------------
                              Name: Walter F. Ulloa
                              Title: Chairman and Chief Executive Officer


                              ENTRAVISION COMMUNICATIONS OF
                              MIDLAND, LLC, a Delaware limited liability company


                              By: /s/ Walter F. Ulloa
                                  -----------------------------------
                              Name: Walter F. Ulloa
                              Title: Chairman and Chief Executive Officer


                              ENTRAVISION MIDLAND HOLDINGS,
                              LLC, a Delaware limited liability company


                              By: /s/ Walter F. Ulloa
                                  -----------------------------------
                              Name: Walter F. Ulloa
                              Title: Chairman and Chief Executive Officer

                               ENTRAVISION, L.L.C., a Delaware
                               limited liability company


                               By: /s/ Walter F. Ulloa
                                   ---------------------------------------------
                               Name: Walter F. Ulloa
                               Title: Chairman and Chief Executive Officer


                               ENTRAVISION-EL PASO, L.L.C., a Delaware
                               limited liability company


                               By: /s/ Walter F. Ulloa
                                   ---------------------------------------------
                               Name: Walter F. Ulloa
                               Title: Chairman and Chief Executive Officer


                               KLNZ LICENSE COMPANY, LLC, a
                               Delaware limited liability company


                               By: /s/ Walter F. Ulloa
                                   ---------------------------------------------
                               Name: Walter F. Ulloa
                               Title: Chairman and Chief Executive Officer


                               ASPEN FM, INC., a Colorado corporation

                               By: /s/ Walter F. Ulloa
                                   ---------------------------------------------
                               Name: Walter F. Ulloa
                                    --------------------------------------------
                               Title: Chairman and CEO
                                     -------------------------------------------


                               ENTRAVISION-TEXAS LIMITED
                               PARTNERSHIP, a Texas limited partnership

                               By:   ENTRAVISION-TEXAS G.P., LLC, a
                                     Delaware limited liability company
                               Its:  General Partner

                                     By: /s/ Walter F. Ulloa
                                         ---------------------------------------
                                     Name: Walter F. Ulloa
                                     Title: Chairman and Chief Executive
                                     Officer

                              ENTRAVISION-TEXAS G.P., LLC, a
                              Delaware limited liability company


                              By: /s/ Walter F. Ulloa
                                  --------------------------------------------
                              Name: Walter F. Ulloa
                              Title: Chairman and Chief Executive Officer

                              ENTRAVISION-TEXAS L.P., INC., a
                              Delaware corporation


                              By: /s/ Walter F. Ulloa
                                 ---------------------------------------------
                              Name: Walter F. Ulloa
                              Title: Chairman and Chief Executive Officer


                              ARIZONA RADIO, INC., a Delaware
                              corporation


                              By: /s/ Walter F. Ulloa
                                  -------------------------------------------
                              Name: Walter F. Ulloa
                                    -----------------------------------------
                              Title: Chairman and CEO
                                     ----------------------------------------

                                                                       EXHIBIT B

                              LIST OF ACQUISITIONS

-------------------------------------------------------------------------------------------------------------------
           Acquiror                       Description of Acquired Asset               Date of      Consideration
           --------                       -----------------------------               -------      -------------
                                                                                   Acquisition          Paid
                                                                                   -----------         ----
-------------------------------------------------------------------------------------------------------------------
  Entravision Communications    Assets of Radio Station KXGM-FM, Muenster, Texas    January 29,       $29,875,000
         Corporation                                                                   2001
-------------------------------------------------------------------------------------------------------------------
  Entravision Communications     Assets of Television Station KWWB-LP, Gunlock,     March 16,            $100,000
         Corporation                                  Utah                             2001
-------------------------------------------------------------------------------------------------------------------
  Entravision Communications    Stock of Arizona Radio, Inc. (Owner of Assets of     June 14,         $10,000,000
         Corporation                Radio Station KDVA-FM, Buckeye, Arizona)           2001
-------------------------------------------------------------------------------------------------------------------
  Entravision Communications          Assets of Television Station WJAL-TV,         August 14,        $10,300,000
         Corporation                          Hagarstown, Maryland                     2001
-------------------------------------------------------------------------------------------------------------------
  Entravision Communications     Assets of Television Stations KNVV-LP (formerly    November 5,        $1,300,000
         Corporation               KNRV-LP), Reno/Sparks, Nevada and KNCV-LP,          2001
                                               Carson City, Nevada
-------------------------------------------------------------------------------------------------------------------
  Entravision Communications     Assets of Television Station W62CC, Melbourne,     December 11,         $200,000
         Corporation                                 Florida                           2001
-------------------------------------------------------------------------------------------------------------------
  Entravision Communications     Assets of Television Station KTFA-TV (formerly     January 7,        $18,000,000
         Corporation                        KKWB-TV), El Paso, Texas                  2002
-------------------------------------------------------------------------------------------------------------------
  Entravision Communications      Assets of Television Station KCRP-LP, Corpus      January 16,          $300,000
         Corporation                             Christi, Texas                       2002
-------------------------------------------------------------------------------------------------------------------
  Entravision Communications       Stock of Aspen FM, Inc. (Owner of Assets of      January 18,           $57,750
         Corporation                 Radio Station KPVW-FM, Aspen, Colorado)          2002
-------------------------------------------------------------------------------------------------------------------
  Entravision Communications      52.5% interests in each of Vista Television,      March 22,         $3,923,928
         Corporation               Inc.(Owner of Assets of Television Station         2002
                                  KHAX, Channel 49, San Diego, California) and
                                  Channel Fifty Seven, Inc. (Owner of Assets of
                                 Television Station KTCD, Channel 46, San Diego,
                                                   California)
-------------------------------------------------------------------------------------------------------------------